                                                                   EXHIBIT 99.18


                             REDEMPTION AGREEMENT


          THIS REDEMPTION AGREEMENT (this "AGREEMENT") dated as of November 12, 1998, is made and entered into by and among FOUR EMBARCADERO CENTER VENTURE, a California general partnership ("PARTNERSHIP"), BOSTON PROPERTIES LLC, a Delaware limited liability company ("BPLLC"), BP EC4 HOLDINGS LLC, a Delaware limited liability company ("HOLDINGS LLC"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("PRUDENTIAL").


                                R E C I T A L S
                                - - - - - - - -

          A. Pursuant to that certain Master Transaction Agreement dated as of September 28, 1998, by and among Boston Properties Limited Partnership, Boston Properties, Inc., Prudential, PIC Realty Corporation, a Delaware corporation, Fedmark Corporation, Embarcadero Center Investors Partnership, Pacific Property Services, L.P. and certain other persons listed on Exhibit A thereto (the "MASTER TRANSACTION AGREEMENT"), BPLLC, Holdings LLC and Prudential have become the sole partners of the Partnership, which Partnership is currently governed by that certain Second Amended and Restated Partnership Agreement of Four Embarcadero Center Venture of even date herewith (the "PARTNERSHIP AGREEMENT"). All capitalized terms used herein without definition shall have the respective meanings given such terms in the Partnership Agreement.

          B. Prudential desires to acquire the right to have its entire interest in and to the Partnership (the "PRUDENTIAL INTEREST") redeemed by the Partnership at any time from and after the date hereof in accordance with the terms and provisions of this Agreement below, and BPLLC and Holdings LLC desire to acquire the right to cause the Prudential Interest to be redeemed by the Partnership at any time after the date which is ninety (90) days after the date hereof in accordance with the terms and provisions of this Agreement below, all as hereinafter provided.

          C. In connection with the redemption transactions described in Recital B above, the parties hereto desire to make certain additional covenants
---------
and agreements as hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

          1.   REDEMPTION EVENT.
               ----------------

          (A) The Prudential Interest shall be fully redeemed by the Partnership in the manner provided in Section 2 below in the event that a Prudential
                          ---------
Redemption Notice is duly given
to BPLLC or any other Person who is then the managing partner of the Partnership (the "MANAGING PARTNER") in accordance with subsection (b) below or a
                                            --------------
Partnership Redemption Notice is duly given to Prudential by BPLLC or Holdings LLC (on behalf of the Partnership) in accordance with subsection (c) below.
                                                      --------------

          (B) At any time after the date hereof, Prudential may elect to have the Prudential Interest fully redeemed by the Partnership in accordance with
Section 2 below by giving written notice (a "PRUDENTIAL REDEMPTION NOTICE") to
---------
the Managing Partner stating that Prudential is electing to have the Prudential Interest fully redeemed pursuant to this Agreement; provided that,
                                                    -------- ----
notwithstanding the foregoing, Prudential's right to give a Prudential Redemption Notice and to be redeemed at its election shall be suspended during any period of time while there exists an Investment Loan Borrower Credit Event (as defined in Exhibit A attached hereto). A Prudential Redemption Notice shall
               ---------
only be effective if simultaneously with the giving of such notice (x) PIC delivers a similar notice with respect to the Redemption Agreements of even date herewith to which it is a party with One Embarcadero Center Venture and Embarcadero Center Associates, respectively, (y) Prudential delivers a similar notice with respect to the Redemption Agreement of even date herewith to which Prudential and Three Embarcadero Center Venture are parties (such similar notices of PIC and Prudential, the "CORRESPONDING NOTICES"), and (z) each Corresponding Notice specifies the same Redemption Date as is specified in the Prudential Redemption Notice.

          (C) At any time on or after the date which is five (5) business days prior to the date which is ninety (90) days after the date hereof (i.e., such
                                                                   ----
that the Redemption Date selected by BPLLC or Holdings LLC shall not occur prior to the date which is ninety (90) days after the date hereof), either BPLLC or Holdings LLC may elect to have the Partnership fully redeem the Prudential Interest in accordance with Section 2 below by giving written notice (the
                            ---------
"PARTNERSHIP REDEMPTION NOTICE") to Prudential stating that the Partnership is electing to have the Prudential Interest fully redeemed pursuant to this Agreement; provided that, notwithstanding the foregoing, BPLLC's and Holding
           -------- ----
LLC's right to give a Partnership Redemption Notice and to cause the Partnership to redeem the Prudential Interest at either of their elections shall be suspended during any period of time while any of the Investment Notes have been accelerated and such acceleration has not been rescinded by the holder(s) of such Investment Notes.

          (D) As used herein, the following terms shall have the following meanings:

          "AMORTIZED LEASING COSTS" shall mean, for any period, the sum of the amortized portion of all Investor Leasing Costs (as defined in the Master Transaction Agreement) and New Leasing Costs for such period, it being acknowledged and agreed that all such Investor Leasing Costs and New Leasing Costs shall be amortized on a straight-line basis monthly over the base term of the applicable lease commencing on the rent commencement date for such lease, plus interest on the unamortized portion of all Investor Leasing Costs and New
----
Leasing Costs outstanding from time to time during such period at the rate of ten percent (10%) per annum.

          "BROKEN LIBOR COST" shall mean the extra payment which the Partnership must make on account of repaying the Equity Redemption Loan on a date other than the end of an "interest period" because the Redemption Date falls on a date other than the end of an "interest period" (it being acknowledged and agreed by the parties hereto that, if the Redemption Date falls on a date which is the end of an "interest period", there shall be no Broken LIBOR Cost for purposes of this Agreement). The Managing Partner shall, at the request of Prudential, provide Prudential with a schedule showing the end of all "interest periods" for purposes of timing the Redemption Distribution and Prudential may rely on such schedule for purposes of designating a Redemption Date.

          "FAIR MARKET VALUE OF THE INVESTMENT NOTES" shall be determined pursuant to and in accordance with the terms and provisions of Exhibit A
                                                               ---------
attached hereto.

          "FAIR MARKET VALUE OF THE PRUDENTIAL INTEREST" shall equal, on the Redemption Date, the sum of $93,840,807 (which amount equals Prudential's Percentage Interest immediately prior to the Redemption Distribution multiplied by the NMV (defined in the Master Transaction Agreement) of the Property as of the date hereof, adjusted to:

          (i)   add an amount equal to the product of Prudential's Percentage
                ---
     Interest immediately prior to the Redemption Distribution, multiplied by
                                                                ---------- --
     any Unrealized Gain (defined below), if any, on the Investment Notes as of the Determination Date (described in Exhibit A attached hereto) or deduct
                                          ---------                     ------
     an amount equal to the product of Prudential's Percentage Interest immediately prior to the Redemption Distribution, multiplied by any
                                                       ---------- --
     Unrealized Loss (defined below), if any, on the Investment Notes as of the Determination Date;

          (ii)  deduct all distributions (other than the Redemption Distribution
                ------
     and any distribution of OP Units) actually made by the Partnership to (and received by) Prudential from and after the date hereof through and including the Redemption Date;

          (iii) add any Capital Contributions made by Prudential from and after
                ---
     the date hereof through and including the Redemption Date;

          (iv)  add an amount equal to the product of Prudential's Percentage
                ---
     Interest immediately prior to the Redemption Distribution, multiplied by
                                                                ---------- --
     the estimated Operating Profits, if any, for the period from and after the date hereof through and including the Redemption Date or deduct an amount
                                                              ------
     equal to Prudential's Percentage Interest immediately prior to the Redemption Distribution, multiplied by the estimated Operating Losses, if
                              ---------- --
     any, for the period from and after the date hereof through and including the Redemption Date;

          (v)   deduct an amount equal to the unamortized portion of all
                ------
     Interest Rate Approved Loan Costs with respect to the Prudential Guarantied Loan (which Prudential

     Guarantied Loan will be assumed by Prudential in connection with the Redemption Distribution);

          (vi)   add an amount equal to Prudential's Percentage Interest in the
                 ---
     Partnership immediately prior to the Redemption Distribution multiplied by all cash distributions or cash proceeds ("MTA PROCEEDS") actually received by the Partnership from Two Embarcadero Center West and Three Embarcadero Center West from and after the date hereof;

          (vii)  subtract an amount equal to the Broken Libor Cost (if any); and
                 --------

          (viii) add an amount equal to the difference between the NEV (as
                 ---
     defined in the Master Transaction Agreement) of the Property minus the NMV of the Property (if such difference is a positive number) or subtract an
                                                                  --------
     amount equal to the difference between the NMV of the Property minus the NEV of the Property (if the difference is a positive number); provided
                                                                   --------
     that, if, as of the Redemption Date, the Adjusted NEV (as defined in the
     ----
     Master Transaction Agreement) shall have been determined in accordance with
     Exhibit V of the Master Transaction Agreement, then in lieu of the adjustment provided for in this clause (viii) above, an adjustment shall be
                                     -------------
     made to add an amount equal to the Revised NEV (defined immediately below)
             ---
     of the Property minus the NMV of the Property (if such difference is a positive number) or subtract an amount equal to the NMV of the Property
                         --------
     minus the Revised NEV of the Property (if such difference is a positive number). As used herein, the "REVISED NEV OF THE PROPERTY" shall mean an amount equal to the sum of the NEV of the Property plus or minus, as the case may be, the adjustment made to the NEV pursuant to Section V-9-1 of
     Exhibit V of the Master Transaction Agreement.

For purposes of determining estimated Operating Profits or Operating Losses hereunder, the Managing Partner shall provide Prudential with its calculation of estimated Operating Profits or Operating Losses prior to the Redemption Distribution, which calculation shall be subject to Prudential's approval (not to be unreasonably withheld or delayed), and the Partnership and Prudential shall thereafter make any necessary adjustments to said calculation as complete information becomes available within thirty (30) days after the Redemption Date in accordance with the terms and provisions of Section 2(e) below.
                                               ------------

          "LEASING COSTS" shall mean any and all (i) tenant improvement allowances, move-in allowances, brokerage commissions, expenses incurred or to be incurred for repairs, improvements, equipment, painting, decorating, partitioning and other items to satisfy the tenant's requirements for the commencement of the applicable lease, (ii) the cost of removal and/or abatement of asbestos or other hazards or toxic substances located in the demised space in violation of law and as required in order to satisfy the tenant's requirements for the commencement of the applicable lease, (iii) rent concessions as stated in the respective lease (and applicable lease documents) relating to the demised space provided the tenant has the right to take possession of such demised space during the period of such rent concessions, (iv) base building modifications required by the applicable lease, and (v) expenses incurred or to be incurred for the purpose of satisfying or terminating the obligations of a tenant to the landlord under another lease.

          "OP UNITS" shall mean a number of Series Three Preferred Units in Boston Properties Limited Partnership equal to the product of (i) Prudential's Percentage Interest in the Partnership immediately prior to the "Closing" under the Master Transaction Agreement, multiplied by (ii) the total number of Series
                                  ---------- --
Three Preferred Units in Boston Properties Limited Partnership actually received by the Partnership from Two Embarcadero Center West and Three Embarcadero Center West.

          "NEW LEASING COSTS" shall mean all Leasing Costs incurred by the Partnership in connection with any new Leases executed after the date hereof and prior to the Redemption Date.

          "OPERATING ASSETS" shall mean all real property, improvements, leases, licenses, fixtures and tangible and intangible personal property owned by the Partnership on the date hereof other than cash, deposit accounts and money.

          For any period, "OPERATING PROFITS" shall mean the absolute value of the following amount (if positive) and "OPERATING LOSSES" shall mean the absolute value of the following amount (if negative): net income (loss) of the Partnership for such period determined in accordance with GAAP without giving effect to extraordinary gains (or losses) or any taxes on or measured by such net income or loss, plus the sum of (i) all amortization and depreciation
                    ----
expense and other non-cash expenses (it being acknowledged by the parties hereto that principal payments on account of debt and capital expenditures other than those amortized during any period for which net income (loss) is being determined are not taken into account or deducted when calculating net income
(loss) under GAAP), (ii) all Leasing Costs that are not treated as capital expenditures under GAAP, (iii) all interest expense of the Partnership on loans made by any BP Partner under the Partnership Agreement (which loans are evidenced by a BP Note) and (iv) all fees, costs and expenses (other than interest expense) incurred by the Partnership or any Partner in connection with any Partnership loan which were deducted as an expense (rather than amortized) other than non-amortizable fees, costs and expenses for Approved Loan Costs and non-amortizable Excess Proceeds Borrowing Costs, minus the Amortized Leasing
                                                 -----
Costs for such period and the amortized portion of the Approved Loan Costs and the Excess Proceeds Borrowing Costs for such period. Operating Profits and Losses for any partial month shall be prorated on the basis of the actual number of days of such month and a 365-day year.

          "REDEMPTION AMOUNT" shall equal (i) the Fair Market Value of the Prudential Interest on the Redemption Date, plus (ii) the outstanding principal
                                            ----
balance of the Prudential Guarantied Loan assumed by Prudential on the Redemption Date in connection with the distribution of the Investment Notes to Prudential, together with all accrued but unpaid interest on the Prudential Guarantied Loan as of such date.

          "REDEMPTION DATE" shall mean the earlier of (x) the date specified in a Prudential Redemption Notice given by Prudential to the Managing Partner (provided that such date shall be at least five (5) business days after the
--------- ----
giving of such Prudential Redemption Notice), and (y) the date specified in a Partnership Redemption Notice given by BPLLC or Holdings LLC to Prudential (provided that such date shall be at least five (5) business days after the
--------- ----
giving of such Partnership Redemption Notice).

          "UNREALIZED GAIN" shall mean the excess (if any) of (x) the aggregate Fair Market Value of all Investment Notes (provided that, in calculating the Fair Market Value of the Investment Notes for purposes of determining Unrealized Gain, the accrued and unpaid interest thereunder as of the Redemption Date shall not be added to the Remaining Cash Flow), minus (y) the aggregate face amounts
                                          -----
of all Investment Notes.

          "UNREALIZED LOSS" shall mean the excess (if any) of (A) the aggregate face amounts of all Investment Notes minus (B) the aggregate Fair Market Value
                                     -----
of all Investment Notes (provided that, in calculating the Fair Market Value of the Investment Notes for purposes of determining Unrealized Loss, the accrued and unpaid interest thereunder as of the Redemption Date shall not be added to the Remaining Cash Flow).

          2.   REDEMPTION DISTRIBUTION.
               -----------------------

          (A) On the Redemption Date the Partnership shall distribute to Prudential, as a "REDEMPTION DISTRIBUTION" in full redemption of the Prudential Interest, (i) the Partnership's entire right, title and interest in, to and under the Investment Notes (subject to the Prudential Guarantied Loan) and all rights in, to and under the other instruments and agreements relating to the Investment Loan (collectively, the "INVESTMENT LOAN DOCUMENTS") (provided that,
                                                                 -------- ----
the Partnership shall retain all claims, rights, obligations and liabilities under the Investment Loan Documents accruing prior to the Redemption Date (except the right to any accrued and unpaid interest under the Investment Notes distributed to Prudential as of the Redemption Date, which shall be paid to Prudential after the Redemption Date and which is included and accounted for in the calculation of the Fair Market Value of the Investment Notes pursuant to Exhibit A attached hereto), and if the Partnership retains any Remainder Notes
---------
pursuant to the provisions of this Section 2(a) below, the Partnership shall
                                   ------------
retain all rights, obligations and liabilities under the Investment Loan Documents relating to such Remainder Notes, if any, retained by the Partnership (both accruing prior to and after the Redemption Date), (ii) if the Redemption Amount exceeds the aggregate Fair Market Value of the Investment Notes, cash in an amount equal to the difference between the Redemption Amount and the aggregate Fair Market Value of the Investment Notes, and (iii) if and to the extent that the Partnership has not already distributed to Prudential the OP Units, the OP Units. Notwithstanding the foregoing, if the aggregate Fair Market Value of all Investment Notes on the Redemption Date exceeds the Redemption Amount on such date, then (A) on the Redemption Date the Partnership shall assign to Prudential its entire interest in only such Investment Notes (in the order provided in the next sentence) that collectively have an aggregate Fair Market Value at the time of such assignment equal to the Redemption

Amount, and (B) the Partnership shall cause any individual Investment Note which is only partially assigned to Prudential in accordance with the next sentence to be replaced by the issuer thereof with two notes in accordance with the terms and provisions of the next sentence. In connection with the distribution of Investment Notes pursuant to the immediately preceding sentence, the Partnership shall distribute to Prudential those Investment Notes with the latest maturity dates one by one beginning with the Investment Note with the latest maturity date and then the Investment Note with the next latest maturity date and so forth until the total Fair Market Value of all Investment Notes distributed to Prudential equals the Redemption Amount; provided that, if necessary in order to
                                         -------- ----
distribute to Prudential Investment Notes with a Fair Market Value exactly equal to the Redemption Amount, the last Investment Note to be distributed will be divided into two notes collectively having an aggregate principal amount equal to such original Investment Note and otherwise having identical terms, so that one of such notes (when taken together with the other Investment Notes distributed to Prudential in accordance with the order of priority set forth hereinabove) will have a Fair Market Value equal to the Redemption Amount and such note shall be assigned to Prudential by the Partnership. If less than all of the Investment Notes are assigned to Prudential in connection with the Redemption Distribution as provided above, the Investment Note(s) retained by the Partnership shall be collectively referred to herein as the "REMAINDER NOTES".

          (B) Concurrently with the Redemption Distribution, the Partnership shall execute and deliver to Prudential an Investment Loan Certificate in the form of Exhibit B attached hereto without modification.
        ---------

          (C) Concurrently with the Redemption Distribution, the Partnership shall assign to Prudential, and Prudential shall accept and assume, the Prudential Guarantied Loan and all instruments and agreements relating thereto, and Prudential shall thereafter be subject to all claims, rights, obligations and liabilities thereunder accruing from and after the Redemption Date (except that Prudential shall also assume and be subject to the obligation to pay all accrued but unpaid interest under such Prudential Guarantied Loan as of and including the Redemption Date to the extent the same has not yet become due and payable under the Prudential Guarantied Loan Documents); and the lender under such documents shall release the Partnership, in a writing delivered to the Partnership, from all claims, rights, obligations and liabilities thereunder accruing from and after the Redemption Date and from the obligation to pay any accrued and unpaid interest under such Prudential Guarantied Loan as of and including the Redemption Date to the extent such interest payment has not yet become due and payable under the Prudential Guarantied Loan Documents.

          (D) It shall be a condition precedent to the consummation of the transactions described in subsections (a), (b) and (c) above that all occur
                          ---------------  ---     ---
simultaneously.

          (E) Within thirty (30) days after the end of the calendar month in which the Redemption Date occurs, the Partnership and Prudential shall obtain all necessary and complete information regarding the Operating Profits or Operating Losses of the Partnership accruing from the date hereof through and including the Redemption Date and shall agree upon and make any necessary adjustments to the estimated Operating Profits or Operating Losses of the Partnership which were utilized in calculating the Fair Market Value of the Prudential Interest on the Redemption Date. If, after making such adjustments, the actual Operating Profits of the Partnership are greater than the estimated Operating Profits utilized to determine the Fair Market Value of the Prudential Interest on the Redemption Date, or the actual Operating Losses are less than the estimated Operating Losses, as the case may be, then the Partnership shall promptly make a cash payment to Prudential equal to the difference. If, after making such adjustments, the actual Operating Profits of the Partnership are less than the estimated Operating Profits utilized to determine the Fair Market Value of the Prudential Interest on the Redemption Date, or the actual Operating Losses are greater than the estimated Operating Losses, as the case may be, then Prudential shall promptly make a cash payment to the Partnership equal to the difference. In addition to the foregoing, if the Adjusted NEV of the Property has not been determined pursuant to Exhibit V of the Master Transaction Agreement as of the Redemption Date, then promptly following such determination of Adjusted NEV of the Property, if any, pursuant to said Exhibit V, if the Revised NEV of the Property exceeds the NEV of the Property, the Partnership shall pay to Prudential, in cash, a sum equal to such difference, and if the NEV of the Property exceeds the Revised NEV of the Property, then Prudential shall pay to the Partnership, in cash, a sum equal to such difference.

          3.   COVENANTS; INDEMNITIES.
               ----------------------

          (A) BPLLC, Holdings LLC, Prudential and the Partnership (on behalf of themselves and their respective successors and assigns) each hereby covenants and agrees with each other that, during the period of time from the date hereof through and including the second (2nd) anniversary of the Redemption Date, (i) none of the Equity Redemption Loan obtained by the Partnership on the date hereof pursuant to the terms of the Partnership Agreement or any debt replacing any such Equity Redemption Loan in accordance with the terms and provisions of the Partnership Agreement, shall be repaid by any Capital Contributions made by any Partner of the Partnership, (ii) the Partnership shall at all times maintain and continue its existence as a general partnership under the laws of the State of California and shall not be dissolved, wound-up or terminated during such period of time, and (iii) except as otherwise expressly provided in this Agreement, the Partnership shall not distribute all or any portion of its Operating Assets to any Partner. Each of the afore-mentioned Persons (on behalf of themselves and their Affiliates) hereby covenants not to commit any act in violation of this covenant (or to permit any successor or assign of any such Person to commit any such act).

          (B) In addition to, and not in limitation of, any other rights and remedies available to the parties hereto under this Agreement or at law or in equity, each party hereto (on behalf of itself) agrees that, in the event of a breach by any party or its Affiliate (such party, the "breaching party") of any of the covenants set forth in subsection (a) above, such breaching party shall
                              --------------
indemnify, protect, defend and hold harmless the other party(ies) from and against any and all claims, causes of action, losses, liabilities, damages, costs and expenses of whatsoever kind or nature (including, without limitation, reasonable attorneys' fees and expenses and any adverse income tax consequences, including, but not limited to, any interest and penalties) arising out of or in any way resulting from or directly relating to such breach.

          4.   TAX MATTERS.
               -----------

          (A) If the Prudential Interest is redeemed as contemplated by this Agreement and the Internal Revenue Service ("IRS") subsequently questions, or determines that it will examine, investigate or audit any federal income tax returns filed by the Partnership in respect of any taxable year of the Partnership ending in the calendar year in which the Redemption Distribution occurred (the "SUBJECT RETURNS"), then (i) the then Partners of the Partnership shall cause the Partnership to promptly furnish Prudential with copies of all written notices received from the IRS, and (ii) Prudential shall have the right, at its expense, to represent the Partnership (with professionals of its choice) in dealing with the IRS in connection with any such questions, examination, investigation or audit and in connection with any judicial or administrative proceedings related thereto, in each case only to the extent that they involve any items ("PRUDENTIAL ITEMS") which could have a material impact on Prudential, and to make decisions regarding or relating to all Prudential Items, except that Prudential shall not make any decisions which could materially adversely impact BPLLC and/or Holdings LLC without the prior written consent of BPLLC and Holdings LLC. Each of BPLLC and Holdings LLC agrees (on behalf of itself and its successors and assigns) that neither it nor the Partnership will settle with the IRS with respect to any Prudential Item without the prior written consent of Prudential, which consent will not be unreasonably withheld.

          (B) BPLLC and Holdings LLC shall cause the Partnership to, and the Partnership shall, report the redemption of the Prudential Interest pursuant to this Agreement in a manner consistent with the characterization of such transaction herein, that is, as a withdrawal of Prudential from the Partnership and the redemption by the Partnership of the Prudential Interest in exchange for the distribution of Partnership property in liquidation of the Prudential Interest. BPLLC and Holdings LLC shall submit all Subject Returns to Prudential for review and approval no later than thirty (30) days prior to the filing thereof, whether or not Prudential is still then a Partner. BPLLC and Holdings LLC agree to modify the reporting of the redemption by the Partnership of the Prudential Interest to the satisfaction of Prudential to the extent reasonably requested by Prudential in writing within thirty (30) days of the receipt of any such returns; provided that, such modification does not materially adversely
              -------- ----
impact BPLLC and/or Holdings LLC or their Affiliates. Notwithstanding the redemption of the Prudential Interest prior to the end of any particular calendar year, BPLLC and Holdings LLC shall each report their participation in the Partnership with respect to any years ending in the calendar year in which the Redemption Distribution occurs consistent with the tax returns approved pursuant hereto and consistent with this Agreement.

          (C) In accordance with Treasury Regulation Section 1.706-1(c)(ii), for the taxable year of the Partnership in which the Redemption Distribution occurs, Prudential's distributive share of the items described in Section 702(a) of the Internal Revenue Code of 1986, as amended, will be determined by reference to an interim closing of the books. In accordance with Treasury Regulation Section 1.751-1(c)(4)(iii), the Partnership, BPLLC, Holdings LLC, and Prudential agree that, on the Redemption Date, the fair market value of the Partnership's Section 1245 property (as defined in Section 1245(a)(3) of the Internal Revenue Code of 1986, as amended) is equal to the adjusted tax basis of such property.

          5.   APPOINTMENT OF SUB-MANAGING PARTNER.  Notwithstanding anything to
               -----------------------------------
the contrary stated in the Partnership Agreement, in the event that the Partnership fails to make the Redemption Distribution to Prudential as required by Sections 1 and 2 above on the Redemption Date, then Prudential shall have the
   ----------     -
right, exercisable by written notice to the other Partners of the Partnership, to appoint itself as the sub-managing partner solely for the purpose of making the Redemption Distribution. In such event, Prudential shall be solely authorized and empowered, and its sole responsibility shall be, to make the Redemption Distribution on, or as soon as practicable after, the Redemption Date. The Managing Partner shall continue to act as the managing partner under the Partnership Agreement during such time and shall fully and faithfully discharge all obligations and duties of the managing partner under the Partnership Agreement other than those pertaining to the Redemption Distribution (which will be performed and discharged by Prudential on behalf of the Partnership). Immediately after the Redemption Distribution shall have been accomplished, Prudential shall resign as sub managing partner of the Partnership. Each party hereto further appoints Prudential as the attorney-in-fact of the Partnership to prepare, sign, file and record any instruments, agreements or other documents, and to take any other action deemed necessary, useful or desirable by Prudential in order to make the Redemption Distribution pursuant to this Agreement in the event that the Managing Partner of the Partnership or the Partnership fails to timely discharge its obligations hereunder within the time periods set forth herein.

          6.   REMEDIES.  Any party hereto shall have the right to initiate an
               --------
action for specific performance with respect to any breach or default of this Agreement by, or to enforce any obligation under this Agreement of, any other party hereto (including, without limitation, the obligation of the Partnership and the Managing Partner to make the Redemption Distribution pursuant hereto), it being acknowledged and agreed by the parties hereto that monetary damages would be an inadequate remedy and would not adequately compensate any non-defaulting party. In addition to the remedy of specific performance, any non-breaching party may initiate an action seeking actual damages (including, without limitation, increased income tax liability which may result from such breach). Notwithstanding anything to the contrary stated herein, in the Master Transaction Agreement or in the "Transaction Documents" described in such Master Transaction Agreement, the limitations of liability set forth in Article 12 of the Master Transaction Agreement and/or in any other Transaction Document shall not apply to this Agreement, nor shall such limitations limit or restrict any right or remedy available to any party hereunder as a result of the breach or default of any other party under this Agreement.

          7.   NOTICES.  All notices, elections, consents, approvals, demands,
               -------
objections, requests or other communications which any party hereto may be required or desire to give to any other party hereto must be in writing and sent by (i) first class U.S. certified or registered mail, return receipt requested, with postage prepaid, (ii) telecopy or facsimile (with a copy sent by first class U.S. certified or registered mail, return receipt requested, with postage prepaid), or (iii) express mail or a nationally recognized courier (for next business day delivery). For purposes of this Agreement, the addresses of the parties hereto shall be as provided below:

     BPLLC, Holdings LLC
     or the Partnership:            Boston Properties, Inc.
                                    8 Arlington Street
                                    Boston, Massachusetts 02116-3495
                                    Attn:  General Counsel
                                    Fax:   (617) 421-1555

          with a copy to:           Goulston & Storrs, P.C.
                                    400 Atlantic Avenue
                                    Boston, Massachusetts 02110-3333
                                    Attn:  Eli Rubenstein, Esq.
                                    Fax:   (617) 574-4112

Prudential or the Partnership:      Prudential Insurance Company
                                    of America
                                    Four Embarcadero Center
                                    Suite 2700
                                    San Francisco, California 94111
                                    Attn:  Harry Mixon, Esq.
                                    Fax:   (415) 956-2197

          with a copy to:           Prudential Realty Group
                                          8 Campus Drive
                                    4th Floor - Arbor Circle South
                                    Parsippany, New Jersey 07054
                                    Attn:  John R. Triece
                                    Fax:   (201) 683-1797

          and a copy to:            O'Melveny & Myers LLP
                                    Embarcadero Center West
                                    275 Battery Street
                                    San Francisco, California 94111
                                    Attn:  Stephen A. Cowan, Esq.
                                    Fax:   (415) 984-8701

Notwithstanding the foregoing, any party may designate another addressee or change its address for notices and other communications hereunder by a notice given to the other parties in the manner provided hereinabove. A notice or other communication sent in compliance with the provisions of this Section 7 shall be deemed given and received on (a)
                            ---------
the third (3rd) day following the date it is deposited in the U.S. mail, (b) the date of confirmed dispatch if sent by facsimile or telecopy (provided that a copy thereof is sent by mail in the manner provided in clause (i) above), or (c)
                                                       ----------
the date it is delivered to the other party if sent by express mail or courier.

          8.   ATTORNEYS' FEES.  If any action is brought by any party hereto
               ---------------
against another party, relating to or arising out of this Agreement, any of the transactions contemplated hereby or the enforcement hereof, the prevailing party(ies) shall be entitled to recover from the other party(ies) reasonable attorneys' fees and costs incurred in connection with the prosecution or defense of such action. For purposes of this Agreement, the term "ATTORNEYS' FEES" or "ATTORNEYS' FEES AND COSTS" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection of any judgment obtained in any such proceeding. The provisions of this Section 8 shall survive the Redemption Distribution and
                       ---------
the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

          9.   SURVIVAL.  This Agreement and the obligations of the parties
               --------
hereto shall survive the redemption of the Prudential Interest.

          10.  SUCCESSORS.  This Agreement and all the terms and provisions
               ----------
hereof shall be binding upon and shall inure to the benefit of all parties hereto, and their legal representatives, successors and permitted assigns, except as expressly herein otherwise provided.

          11.  EFFECT AND INTERPRETATION.  This Agreement shall be governed by
               -------------------------
and construed in conformity with the laws of the State of California.

          12.  COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Agreement attached thereto.

          13.  AMENDMENTS.  Except as otherwise provided herein, this Agreement
               ----------
may not be changed, modified, supplemented or terminated, except by an instrument in writing executed by the party(ies) hereto which is/are or will be affected by the terms of such change, modification, supplement or termination, or executed by the party(ies) authorized to act on behalf of the party(ies) so affected.

          14.  TIME OF THE ESSENCE.  Time is of the essence of every term and
               -------------------
provision of this Agreement.

          15.  SEVERABILITY.  If any provision of this Agreement, or the
               ------------
application of such provision to any Person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

          16.  EXHIBITS.  Exhibits A through B attached hereto are incorporated
               --------   ----------         -
herein by this reference.

          17.  ENTIRE AGREEMENT.  This Agreement and the other Transaction
               ----------------
Documents are the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and negotiations.

          18.  AUTHORITY.  Each individual and entity executing this Agreement
               ---------
hereby represents and warrants that he, she or it has the capacity set forth on the signature pages hereof with full power and authority to bind the party on whose behalf he, she or it is executing this Agreement to the terms hereof.

          19.  INCONSISTENCIES WITH PARTNERSHIP AGREEMENT.  If and to the extent
               ------------------------------------------
that any terms or provisions of this Agreement are inconsistent with any terms or provisions of the Partnership Agreement, the terms and provisions of this Agreement shall govern and control.

          20.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL JUDICIAL
               ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY HERETO ACCEPTS FOR ITSELF, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Each party hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to any party hereto, at its address provided in this Agreement, such service being hereby acknowledged by each party to be sufficient for personal jurisdiction in any action against such party in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.

          21.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES TO THIS AGREEMENT
               --------------------
HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF

THIS AGREEMENT OR THE SUBJECT MATTER OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each shall continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that is has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.


                           [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date and year first written above.

PARTNERSHIP:             FOUR EMBARCADERO CENTER VENTURE,
                         a California general partnership

                         By:  BOSTON PROPERTIES LLC,
                              a Delaware limited liability company,
                              as Managing General Partner

                              By:   BOSTON PROPERTIES LIMITED
                                    PARTNERSHIP, a Delaware limited
                                    partnership, as Manager

                                    By:  BOSTON PROPERTIES, INC.,
                                         a Delaware corporation,
                                         as General Partner



                                         By: /s/ Thomas J. O'Connor
                                            -------------------------
                                         Name: Thomas J. O'Connor
                                         Title: Vice President


BPLLC:                   BOSTON PROPERTIES LLC,
                         a Delaware limited liability company

                         By:  BOSTON PROPERTIES LIMITED
                              PARTNERSHIP, a Delaware limited
                              partnership, as Manager

                              By:   BOSTON PROPERTIES, INC.,
                                    a Delaware corporation,
                                    as General Partner



                                    By: /s/ Thomas J. O'Connor
                                       -------------------------
                                    Name: Thomas J. O'Connor
                                    Title: Vice President


                      [SIGNATURES CONTINUED ON NEXT PAGE]

HOLDINGS LLC:            BP EC4 HOLDINGS LLC,
                         a Delaware limited liability company

                         By:  BOSTON PROPERTIES LIMITED
                              PARTNERSHIP, a Delaware limited
                              partnership, as Manager

                              By:   BOSTON PROPERTIES, INC.,
                                    a Delaware corporation,
                                    as General Partner



                                    By: /s/ Thomas J. O'Connor
                                       -------------------------
                                    Name: Thomas J. O'Connor
                                    Title: Vice President


PRUDENTIAL:              THE PRUDENTIAL INSURANCE COMPANY OF
                         AMERICA, a New Jersey corporation



                         By: /s/ Gary L. Frazier
                            -------------------------
                         Name:_______________________
                         Title:______________________

                                   EXHIBIT A

                               DETERMINATION OF
                     FAIR MARKET VALUE OF INVESTMENT NOTES
                     -------------------------------------


     The Fair Market Value of each Investment Note shall equal the aggregate Remaining Cash Flow for such Investment Note discounted from each respective scheduled payment due date to the Redemption Date at a discount factor equal to the Discount Rate for such Investment Note. Notwithstanding the foregoing, if on the Determination Date an Investment Loan Borrower Credit Event exists, then the Managing Partner shall appoint an investment banking firm of national recognition (which will be satisfactory to Prudential in its reasonable discretion) to determine the change in the Fair Market Value of the Investment Notes for purposes of this Agreement. In the event that an investment banking firm is appointed to determine the change in the Fair Market Value of any Investment Note as of the Determination Date pursuant to the preceding sentence, such investment banking firm shall be instructed to determine the change in the Fair Market Value of such Investment Note based on the following four factors:
(i) changes in market interest rates since the date of funding of the Investment Note, (ii) the time period remaining from the Determination Date until the earlier of the next Rate Reset Date of such Investment Note and the maturity of the Investment Note, (iii) the Remaining Cash Flow (as defined below) of the Investment Note, and (iv) changes in the credit quality of the Investment Note since the date of funding thereof. The parties agree that an acceptable investment banking firm would be Goldman Sachs or Merrill Lynch & Company. As used herein, the term "INVESTMENT LOAN BORROWER CREDIT EVENT" shall mean any of the following events: (x) the credit rating of the Investment Notes has been downgraded from the credit rating of the Investment Notes on the date hereof by both of the Rating Agencies, or (y) in the reasonable discretion of the Managing Partner, there has been, as compared to the date hereof, a material diminution or degradation in the value of the assets of the Investment Loan Borrower, or the ability of the Investment Loan Borrower to pay its outstanding obligations, as they become due from the date hereof.

                                 Defined Terms
                                 -------------

     As used herein, the following terms shall have the following meanings:

     "DETERMINATION DATE" shall mean the date upon which the Fair Market Value of the Investment Notes is determined and shall occur at noon (New York City time) on the third business day after the date that the Prudential Redemption Notice or Partnership Redemption Notice, as the case may be, is received by the addressee thereof.

     "DISCOUNT RATE" shall mean the Reinvestment Rate plus the Margin.

     "MARGIN" shall mean, with respect to any Investment Note, the Margin then in effect (as defined in the Investment Loan Note Purchase Agreement) of such Investment Note.

     "RATING AGENCIES" shall mean Fitch IBCA, Inc. and Standard and Poor's Corporation.

     "REINVESTMENT RATE" shall mean, with respect to any Investment Note, the offered-side yield to maturity as of the Determination Date of the U.S. Treasury security that was used to determine the then Treasury of such Investment Note. Such offered-side yield to maturity shall be determined on or about noon on the Determination Date and Prudential and the Partnership shall cooperate in the determination of such Reinvestment Rate.

     "REMAINING CASH FLOW" shall mean, for any Investment Note, the aggregate amount of all accrued and unpaid interest, principal and other payments under such Investment Note on the Redemption Date and all principal, interest and other payments that will become due and owing under such Investment Note from time to time from and after the Redemption Date through (x) the next Rate Reset Date of such Investment Note (the "NEXT RESET DATE"), if the Fair Market Value is determined prior to such Rate Reset Date, or (y) the maturity of such Investment Note (including, without limitation, any balloon or other principal payments due and owing on said maturity date), if the Fair Market Value is determined after all Rate Reset Dates provided in such Investment Note, as each such payment would become due and payable pursuant to the terms of the applicable Investment Note and the Investment Loan Documents (but assuming, if clause (x) above applies, that any interest that is scheduled to be accrued but
----------
unpaid as of the Next Reset Date (i.e., because the interest payment date with
                                  ----
respect thereto will not have occurred), and any outstanding principal and any other amounts scheduled to be owing under the Investment Note on such Next Reset Date, will be repaid in full on the Next Reset Date; and further assuming, for purposes of calculating all future interest payments due under such Investment Note, that the interest rate in effect with respect to the Investment Note on the Redemption Date will remain constant for purposes of determining the Fair Market Value of such Investment Note).

                                   EXHIBIT B

                                  CERTIFICATE
                           REGARDING INVESTMENT LOAN
                           -------------------------

          THIS CERTIFICATE (this "CERTIFICATE") is made and dated as of ______________, 1998 by FOUR EMBARCADERO CENTER VENTURE, a California general partnership ("PARTNERSHIP"), for the benefit of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("PRUDENTIAL").

          Pursuant to that certain Redemption Agreement dated as of November 12, 1998 (the "REDEMPTION AGREEMENT"), the Partnership (and its partners other than Prudential) and Prudential have been granted certain rights to cause Prudential's interest in the Partnership to be fully redeemed in exchange for the distribution of all or a portion of the Investment Notes and, if applicable pursuant to the terms and provisions of the Redemption Agreement, cash to Prudential. All capitalized terms used herein without definition shall have the respective meanings given such terms in the Redemption Agreement.

          Concurrently herewith and on the date hereof, the Partnership is distributing the Investment Notes (or a portion thereof) to Prudential in accordance with the applicable terms and provisions of the Redemption Agreement.

          With respect to the distribution of such Investment Notes, the Partnership hereby represents and warrants to Prudential as of the date hereof as follows:

          (a) Subject to the rights of The Prudential Insurance Company of America or a permitted assignee or designee ("OPTIONEE") under that certain Option and Put Agreement dated as of November 12, 1998 (the "OPTION AGREEMENT"), the Partnership is the sole owner of the Investment Notes. Further, the Investment Notes delivered to Prudential on the date hereof pursuant to the Redemption Agreement are free and clear of all liens and third party interests of any kind or nature other than the interests and rights of Optionee under the Option Agreement. The Partnership has not amended, modified, terminated or otherwise by written agreement altered the Investment Notes or the Investment Loan Documents except as specifically disclosed to Prudential in writing prior to the date hereof and except for the division of any Investment Note pursuant to Section 2(a) of the Redemption Agreement.

          (b) The Partnership has not assigned or transferred the Investment Notes or any of the Investment Loan Documents (except to secure the Equity Redemption Loan, which assignment has been or simultaneously herewith is being, released in full in writing), nor are there any agreements to assign or convey any portion of the Investment Notes or such Investment Loan Documents to any Person other than Prudential and Optionee (in accordance with the Option Agreement).

          (c) The Partnership has all requisite power and authority to execute and deliver all instruments and other documents to be executed and delivered by the Partnership in connection with the distribution of the Investment Notes to Prudential on the date hereof and to execute this Certificate.

          (d) The Partnership is a duly formed general partnership under the laws of the State of California, and is legally authorized to execute, deliver and perform the Redemption Distribution and this Certificate, and this Certificate is legal, valid and binding on the Partnership enforceable against it in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the rights of contracting parties generally.

          (e) The execution of this Certificate and the performance of the Redemption Distribution by the Partnership will not conflict with or result in a breach of any statute, rule, regulation, judgment, decree or order of any court, board, committee or governmental agency to which the Partnership is subject, nor violate any agreement or contract to which the Partnership is a party or by which the Partnership is bound. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Partnership of, or compliance by the Partnership with, the Certificate or the consummation of the Redemption Distribution, except for such consents, approvals, authorizations or orders, if any, that have been obtained.

          Each of the foregoing representations and warranties are personal to Prudential and no Person other than Prudential shall be entitled to bring any action based thereon. Each of the foregoing representations and warranties shall survive the consummation of the Redemption Distribution.

          The Partnership hereby acknowledges that the acceptance of the Redemption Distribution and the Investment Notes by Prudential was made and will have been made in material reliance by Prudential on the aforestated representations and warranties of the Partnership.

          IN WITNESS WHEREOF, the Partnership has caused its duly authorized representative to execute this Certificate as of the date first above written.

PARTNERSHIP:             FOUR EMBARCADERO CENTER VENTURE,
                         a California general partnership

                         By:  BOSTON PROPERTIES LLC,
                              a Delaware limited liability company,
                              as Managing General Partner

                              By:   BOSTON PROPERTIES LIMITED
                                    PARTNERSHIP, a Delaware limited
                                    partnership, as Manager

                                    By:  BOSTON PROPERTIES, INC.,
                                         a Delaware corporation,
                                         as General Partner



                                         By:________________________
                                         Name:______________________
                                         Title:_____________________